SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 4, 2007


                            NB MANUFACTURING, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        000-52678                20-0853320
          --------                      ---------                ----------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                           I.D. Number)


                         2560 W. Main Street, Suite 200
                               Littleton, CO 80120
                               -------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 303-794-9450


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year.



Effective December 3, 2007 the Registrant amended Article II, Section 10 of its bylaws to remove the clause "regardless of class" so as to allow for any preferred stock to be issued in the future to have different voting rights than its common stock , if so determined by the Registrant's board of directors.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 4, 2007

                                                  NB Manufacturing, Inc.

                                            By:   /s/ Robert Lazzeri
                                                  -------------------------
                                                  Robert Lazzeri, President